(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
October 31, 2002


MuniYield
California
Fund, Inc.


www.mlim.ml.com



MuniYield California Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield California Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield California Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper




MUNIYIELD CALIFORNIA FUND, INC.


The Benefits
And Risks of
Leveraging

MuniYield California Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


Swap
Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniYield California Fund, Inc., October 31, 2002



DEAR SHAREHOLDER

For the year ended October 31, 2002, the Common Stock of MuniYield California Fund, Inc. earned $.970 per share income dividends, which included earned and unpaid dividends of $.081. This represents a net annualized yield of 6.40%, based on a year-end net asset value of $15.14 per share. During the same period, the total investment return on the Fund's Common Stock was +6.14%, based on a change in per share net asset value from $15.22 to $15.14, and assuming reinvestment of $.969 per share income dividends.

For the six-month period ended October 31, 2002, the total investment return on the Fund's Common Stock was +5.94%, based on a change in per share net asset value from $14.76 to $15.14, and assuming reinvestment of $.486 per share income dividends.

For the six-month period ended October 31, 2002, the Fund's Auction Market Preferred Stock had an average yield of 2.43% for Series A, 1.25% for Series B and 1.25% for Series C.


The Municipal Market Environment
During the six-month period ended October 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. After rising steadily early in 2002, bond yields reversed course to move sharply lower throughout most of the period. Positive economic fundamentals repeatedly were overwhelmed by falling equity valuations and declines in investor confidence. U.S. gross domestic product (GDP) activity for the first quarter of 2002 measured at 5%, considerably above the level of economic growth seen at the end of 2001. During May and June, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, all pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets led the majority of investors to conclude that the Federal Reserve Board was unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe-haven status of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%, a decline of almost 35 basis points (.35%) from their recent highs in mid-March.

In late July, second quarter U.S. GDP growth was initially estimated at 1.1%. While subject to revision, this estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer but business confidence as well and undermining much of the economic growth witnessed earlier this year. Some analysts extrapolated that recent weakness would continue, if not accelerate. This brought about forecasts that the Federal Reserve Board would soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August and September triggered a significant fixed income rally as investors again sought the safe-haven status of U.S. Treasury securities. By the end of September, U.S. Treasury bond yields fell to 4.66%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 Index rose more than 8% for the month, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. Bond prices continued to trade in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. By October 31, 2002, long-term U.S. Treasury bond yields rose to almost 5%, a monthly increase of more than 30 basis points. During the past six months, the yield on 30-year U.S. Treasury bonds declined over 60 basis points.

For the six-month period ended October 31, 2002, municipal bond prices also generally increased. Similar to their taxable counterparts, municipal bond yields rose in early 2002, largely on the expectation of short-term interest rate increases by the Federal Reserve Board. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose to 5.67%, their highest level in more than a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's price advances in tax-exempt issues, however, have not been able to keep pace with U.S. Treasury issues as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury issues enjoy in periods of economic and financial instability. The municipal bond market's recent price advances have also been supported by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased, allowing tax-exempt bond prices to rise. By the end of October 2002, long-term municipal revenue bond yields stood at 5.20%, a decline of more than 30 basis points during the past six months.

Investor demand has remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows remained very strong at over $17.5 billion, up nearly 80% compared to the same period in 2001. Additionally, investors received from June to August 2002 approximately $75 billion from bond maturities, proceeds from early redemptions and coupon income. Given the current weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1% - 1.50% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacrifice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year - 15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Nationwide, municipalities have used present low interest rate levels both to refinance older debt and fund new capital projects. Over the past six months, more than $200 billion in new long-term municipal bonds was issued, an increase of nearly 40% compared to the same period in 2001. Nearly $100 billion in long-term tax-exempt securities was underwritten during the October quarter of 2002, an increase of over 40% compared to the October quarter of 2001 level.

In the coming months, interest rates are likely to remain volatile, with an expected upward bias. However, until equity market conditions stabilize, interest rates should remain near their current historically low levels. While recent stock market declines appear to have negatively affected economic growth in recent months, business activity is likely to accelerate going forward. While governmental stimulus in response to the September 11, 2001 attacks has been significant, the recent 50 basis point decrease in interest rates by the Federal Reserve Board should provide additional incentive to the sluggish U.S. economy. The ongoing U.S. military response to worldwide terrorism has reduced a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would likely result in higher Federal spending, deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained subdued, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt rate increases should be more restrained than their taxable counterparts.

With respect to the state of California, the effects of the weakened national economy, specifically in the high technology sector, caused a more rapid rise in the state's unemployment rate (6.2%, compared to the national average of 5.7%) during the month of August 2002. The downturn also resulted in an anticipated fiscal year 2003 $23.6 billion budget gap that was closed with the passage of the state budget consisting of expenditure reductions of approximately $7 billion coupled with sizeable one-time revenue sources. The state recently sold a $12 billion new issue in part to repay its general fund for past years' energy purchases. This transaction, actually a combination of a short-term note and longer maturity bond issue, was the largest municipal underwriting in the industry's history. Budget deficits from a weakened economy have put pressure on the state's credit worthiness, although no action by the rating agencies has been taken this year. The Fund's current holdings are restricted to 2% of California debt. The completion of the energy transaction is viewed as a success for the state and will be crucial to shoring up the California state credit condition.



MuniYield California Fund, Inc., October 31, 2002


Portfolio Strategy
Throughout the six months ended October 31, 2002, we maintained a fully invested position, with cash equivalent reserves averaging less than 2% of total assets. Cash reserves were minimized because of the extremely tight technical position of the California short-term marketplace. Yields on California munici- pal cash equivalents were consistently below 2% throughout most of the period and are currently near 1.5%. Our strategy was aimed at creating a more defensive market structure within a leveraged portfolio, which maintains a fully invested posture and contains a position of inverse floaters representing 14% of assets. We raised the Fund's overall average coupon levels and shortened maturities through purchases in both the primary and secondary California markets. The Fund's net asset value recently exceeded the original issue level of $15.00. Our strategy then focused on protecting this price level since historically we have witnessed a reluctance of municipal prices to move higher once the market has achieved these levels. Retail investors generally have reduced demand in the California insured municipal marketplace once yields decline through 5%. As the market revisited these levels in September 2002, we sought to reduce price volatility in the Fund from this point forward. Steps taken to date include raising the average level of couponing of the Fund's holdings and concentrating assets in parts of the yield curve that we believe offer the best value for duration risk taken. The use of leverage allowed the Fund to generate an above-average yield. Consequently, it was not necessary to reach for additional yield by compromising credit quality. The Fund may invest in securities that are considered of investment-grade quality (BBB- and above). However, the Fund has been able to achieve its performance goals with a higher degree of credit quality. Currently, 91.2% of the Fund's total assets are rated AA or higher by at least one of the major ratings agencies.

The 250 basis point decline in short-term interest rates engineered by the Federal Reserve Board since it began cutting interest rates resulted in a material decrease in the Fund's borrowing cost. At October 31, 2002, the Fund had three tranches of Preferred Stock. Two of these tranches were in a seven-day floating rate mode, the third was fixed for a two-year period. The decrease in short-term interest rates benefited the execution with respect to the two floating rate tranches. This decline, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Stock shareholder from the leveraging of the Preferred Stock. These declines led to lower borrowing yields for the Fund and increased yields for the Common Stock shareholder. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniYield California Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Walter C. O'Connor)
Walter C. O'Connor
Vice President and Portfolio Manager



November 19, 2002



SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

       S&P        Moody's     Face
STATE  Ratings++  Ratings++  Amount  Issue                                                                           Value
California  A-      NR*     $ 5,050  ABAG Finance Authority for Nonprofit Corporations, California, COP,
--136.8%                             Revenue Refunding Bonds (Episcopal Homes Foundation), 5.125% due
                                     7/01/2018                                                                     $  5,020

            AAA     Aaa       1,270  Antelope Valley, California, Union High School District, GO, Series A,
                                     5.375% due 8/01/2017 (i)                                                         1,390

            AAA     Aaa       3,975  Antioch Area Public Facilities Financing Agency, California, Special Tax
                                     (Community Facilities District Number 1989-1), 5.70% due 8/01/2022 (a)           4,233

            AAA     Aaa       4,690  Arcata, California, Joint Powers Financing Authority, Tax Allocation
                                     Revenue Refunding Bonds (Community Development Project Loan), Series A,
                                     6% due 8/01/2023 (a)                                                             5,058

            AAA     Aaa       2,500  Bakersfield, California, COP, Refunding (Convention Center Expansion
                                     Project), 5.80% due 4/01/2017 (i)                                                2,766

            NR*     A1        1,000  California County, California, Tobacco Securitization Agency, Tobacco
                                     Revenue Bonds (Alameda County), 6% due 6/01/2042                                   987

            AAA     Aaa       1,560  California Educational Facilities Authority Revenue Bonds (Saint Mary's
                                     College of California), Series A, 5.125% due 10/01/2026 (i)                      1,592

            AA-     Aa2       6,900  California HFA, Home Mortgage Revenue Bonds, Series D, 5.85% due 8/01/2017       7,380

            AA-     Aa2       1,850  California HFA, Revenue Bonds, RIB, AMT, Series B-2, 11.241% due
                                     8/01/2023 (d)(k)                                                                 1,940

                                     California Health Facilities Finance Authority Revenue Bonds:
            AAA     NR*       5,000    (Kaiser Permanente), RIB, Series 26, 8.80% due 6/01/2022 (g)(k)                5,427
            NR*     Aa3       2,835    (Scripps Research Institute), Series A, 6.625% due 7/01/2018                   2,971

            AAA     Aaa       1,490  California Health Facilities Finance Authority, Revenue Refunding Bonds
                                     (Pomona Valley Hospital Medical Center), Series A, 5.625% due 7/01/2019 (i)      1,629

                                     California Infrastructure and Economic Development Bank Revenue Bonds:
            AAA     Aaa       2,520    (Asian Museum Foundation of San Francisco), 5.50% due 6/01/2018 (i)            2,730
            A-      NR*       4,730    (J. David Gladstone Institute Project), 5.50% due 10/01/2021                   4,898
            A-      NR*       4,990    (J. David Gladstone Institute Project), 5.50% due 10/01/2022                   5,132

                                     California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                                     (Mortgage-Backed Securities Program), AMT:
            NR*     Aaa         920    Series A-1, 6.90% due 12/01/2024 (e)(h)                                        1,018
            AAA     NR*         875    Series B, 6.15% due 6/01/2020 (f)                                                948

            AAA     Aaa       2,855  California State Department of Transportation, COP, Refunding, Series A, 5.25%
                                     due 3/01/2016 (i)                                                                3,065



Portfolio
Abbreviations

To simplify the listings of MuniYield California Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT           Alternative Minimum Tax
              (subject to)
COP           Certificates of Participation
DRIVERS       Derivative Inverse Tax-Exempt Receipts
GO            General Obligation Bonds
HFA           Housing Finance Agency
RIB           Residual Interest Bonds
RITR          Residual Interest Trust Receipts
S/F           Single-Family



MuniYield California Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

       S&P        Moody's     Face
STATE  Ratings++  Ratings++  Amount  Issue                                                                           Value
California                           California State Department of Veteran Affairs, Home Purpose Revenue
(continued)                          Refunding Bonds:
            AAA     Aaa     $ 3,000    Series A, 5.30% due 12/01/2021 (a)                                          $  3,133
            AA-     Aa2       5,970    Series C, 5.875% due 12/01/2015                                                6,486
            AA-     Aa2       9,315    Series C, 6.05% due 12/01/2020                                                 9,691
            AA-     Aa2       2,500    Series C, 6.15% due 12/01/2027                                                 2,611

            AA      Aa3       8,000  California State Department of Water Resources Revenue Bonds (Central
                                     Valley Project), 5.25% due 7/01/2022                                             8,012

            AAA     Aaa       6,400  California State Department of Water Resources, Water System Revenue
                                     Refunding Bonds (Central Valley Project), Series X, 5.125% due 12/01/2022 (c)    6,554

                                     California State, GO, Refunding:
            A+      A1        1,000    5.75% due 12/01/2029                                                           1,058
            AAA     Aaa       5,000    5.25% due 4/01/2030 (l)                                                        5,131
            A+      A1        8,000    5.75% due 5/01/2030                                                            8,480
            AA-     A1        4,480    (Veterans), AMT, Series BJ, 5.70% due 12/01/2032                               4,585

                                     California State Public Works Board, Lease Revenue Bonds:
            AAA     Aaa       2,000    (California State University), Series C, 5.40% due 10/01/2022 (i)              2,074
            AAA     NR*       8,500    DRIVERS, Series 209, 9.08% due 3/01/2016 (a)(k)                               10,181
            A       Aaa       6,800    (Department of Corrections), Series A, 7% due 11/01/2004 (j)                   7,650
            AAA     Aaa       6,645    (Department of Health Services), Series A, 5.75% due 11/01/2017 (i)            7,276

                                     California State University and Colleges, Housing System Revenue
                                     Refunding Bonds (c):
            AAA     Aaa       3,000    5.75% due 11/01/2015                                                           3,309
            AAA     Aaa       3,500    5.80% due 11/01/2017                                                           3,841
            AAA     Aaa       3,900    5.90% due 11/01/2021                                                           4,267

            AAA     Aaa       5,250  California Statewide Communities Development Authority, COP (John
                                     Muir/Mount Diablo Health System), 5.125% due 8/15/2022 (i)                       5,332

            A+      A2        5,000  California Statewide Communities Development Authority Revenue Bonds (Sutter
                                     Health), Series B, 5.50% due 8/15/2028                                           5,026

            AAA     Aaa       2,000  Chino Basin, California, Regional Financing Authority Revenue Bonds (Inland
                                     Empire Utility Agency Sewer Project), 5.75% due 11/01/2019 (i)                   2,197

            BBB     NR*       1,140  Contra Costa County, California, Public Financing Authority, Tax
                                     Allocation Revenue Bonds, Series A, 7.10% due 8/01/2022                          1,164

            AAA     Aaa       2,705  Contra Costa County, California, Public Financing Lease Revenue Refunding
                                     Bonds (Various Capital Facilities), Series A, 5.30% due 8/01/2020 (i)            2,850

            AAA     Aaa       2,500  Davis, California, Joint Unified School District, Community Facilities
                                     District, Special Tax Refunding Bonds, Number 1, 5.50% due 8/15/2021 (i)         2,651

            AAA     Aaa       1,000  Foothill-De Anza, California, Community College District, GO, Refunding,
                                     5% due 8/01/2022 (c)                                                             1,013

            NR*     Aaa       9,958  Industry, California, Urban Development Agency, Tax Allocation Refunding
                                     Bonds, RIB, Series 632-X, 8.87% due 5/01/2021 (i)(k)                            11,390

            AAA     Aaa       2,760  Lodi, California, Unified School District, GO, 5% due 8/01/2026 (i)              2,779

            NR*     Aaa       2,000  Los Angeles, California, COP (Sonnenblick Del Rio West Los Angeles),
                                     6.20% due 11/01/2031 (a)                                                         2,243

            AAA     Aaa      10,000  Los Angeles, California, Community College District, GO, Series A, 5.50%
                                     due 8/01/2021 (i)                                                               10,627

            AAA     Aaa       3,645  Los Angeles, California, Community Redevelopment Agency, Tax Allocation
                                     Refunding Bonds (Bunker Hill), Series H, 6.50% due 12/01/2015 (g)                3,895

            AAA     Aaa       5,075  Los Angeles, California, Convention and Exhibition Center Authority,
                                     Lease Revenue Refunding Bonds, DRIVERS, Series 162, 8.54% due
                                     8/15/2018 (i)(k)                                                                 5,449

                                     Los Angeles, California, Department of Water and Power, Electric Plant
                                     Revenue Refunding Bonds:
            AA-     Aaa      11,865    6% due 2/15/2005 (j)                                                          13,075
            NR*     Aa3       4,920    RIB, Series 370, 9.82% due 2/15/2024 (k)                                       5,814

                                     Los Angeles, California, Harbor Department Revenue Bonds, AMT:
            NR*     Aaa       4,000    RITR, Series RI-7, 10.945% due 11/01/2026 (i)(k)                               5,063
            AA      Aa3       2,000    Series B, 6% due 8/01/2015                                                     2,242
            AA      Aa3       5,000    Series B, 5.375% due 11/01/2023                                                5,088

            AAA     Aaa       9,000  Los Angeles, California, Wastewater System Revenue Bonds, Series A, 5% due
                                     6/01/2023 (c)                                                                    9,079

            AAA     Aaa       4,000  Los Angeles County, California, Metropolitan Transportation Authority,
                                     Sales Tax Revenue Bonds (Proposition C), Second Tier, Senior Series A,
                                     5.50% due 7/01/2017 (a)                                                          4,305

            AAA     Aaa       5,000  Los Angeles County, California, Public Works Financing Authority,
                                     Lease Revenue Bonds (Multiple Capital Facilities Project VI), Series A,
                                     5.625% due 5/01/2026 (a)                                                         5,283

            AAA     Aaa       8,705  Modesto, California, Wastewater Treatment Facilities Revenue Bonds,
                                     5.625% due 11/01/2017 (i)                                                        9,569

            AAA     Aaa       2,375  Montebello, California, Community Redevelopment Agency, Housing Tax
                                     Allocation Bonds, 5.25% due 9/01/2024 (g)                                        2,454

            AAA     Aaa       1,750  North City-West, California, School Facilities Financing Authority,
                                     Special Tax Refunding Bonds, Series B, 5.75% due 9/01/2015 (g)                   1,954

                                     Oakland, California, Joint Powers Financing Authority, Lease Revenue Bonds
                                     (Oakland Administration Buildings)(a):
            AAA     Aaa       2,000    5.90% due 8/01/2016                                                            2,251
            AAA     Aaa      11,395    5.75% due 8/01/2021                                                           12,429

            AAA     Aaa       3,500  Oakland, California, State Building Authority, Lease Revenue Bonds
                                     (Elihu M. Harris), Series A, 5% due 4/01/2023 (a)                                3,530

                                     Oakland, California, Unified School District, Alameda County, GO,
                                     Series F (i):
            AAA     Aaa       3,290    5.50% due 8/01/2017                                                            3,563
            AAA     Aaa       3,770    5.50% due 8/01/2018                                                            4,083

            AAA     Aaa       1,750  Pleasant Valley, California, School District, Ventura County, GO,
                                     Series C, 5.75% due 8/01/2025 (b)(i)                                             1,870

            AAA     Aaa      10,600  Port Oakland, California, Port Revenue Refunding Bonds, Series I, 5.40%
                                     due 11/01/2017 (i)                                                              11,516

            NR*     Aaa       5,807  Port Oakland, California, RIB, Refunding, AMT, Series 717-X, 8.57%
                                     due 11/01/2027 (c)(k)                                                            6,151

            AAA     Aaa       4,315  Rancho Cucamonga, California, Redevelopment Agency, Tax Allocation
                                     Refunding Bonds (Rancho Redevelopment Project), 5.25% due 9/01/2020 (g)          4,526

            AAA     Aaa       2,345  Richmond, California, Redevelopment Agency, Tax Allocation, Refunding Bonds
                                     (Harbour Redevelopment Project), Series A, 5.50% due 7/01/2018 (i)               2,550

            AAA     Aaa       5,000  Roseville, California, Electric System Revenue Bonds, COP, 5.50% due
                                     2/01/2024 (g)                                                                    5,234

            AAA     Aaa       5,000  Sacramento, California, Municipal Utility District, Electric Revenue
                                     Refunding Bonds, Series L, 5.125% due 7/01/2022 (i)                              5,080



MuniYield California Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in Thousands)

       S&P        Moody's     Face
STATE  Ratings++  Ratings++  Amount  Issue                                                                           Value
California                           Sacramento County, California, Sanitation District Financing Authority,
(concluded)                          Revenue Refunding Bonds:
            AA      Aa3     $ 4,500    RIB, Series 366, 9.571% due 12/01/2027 (k)                                  $  5,386
            AA      Aa3       5,695    Series A, 5.60% due 12/01/2017                                                 6,136
            AA      Aa3       6,190    Series A, 5.75% due 12/01/2018                                                 6,721
            AA      Aa3       3,750    Trust Receipts, Class R, Series A, 9.889% due 12/01/2019 (k)                   4,567

            AAA     Aaa      10,100  San Bernardino, California, City Unified School District, GO, Refunding,
                                     Series A, 5.875% due 8/01/2024 (c)                                              10,883

            AAA     Aaa       3,000  San Bernardino, California, Joint Powers Financing Authority, Lease
                                     Revenue Bonds (Department of Transportation Lease), Series A, 5.50% due
                                     12/01/2020 (i)                                                                   3,214

            AAA     Aaa       5,000  San Bernardino, California, Joint Powers Financing Authority, Tax
                                     Allocation Revenue Refunding Bonds, Series A, 5.75% due 10/01/2015 (g)           5,504

            BBB+    Baa1      1,300  San Diego, California, Redevelopment Agency, Tax Allocation, Refunding
                                     Bonds (Horton Project), Series B, 6.625% due 11/01/2006 (j)                      1,543

                                     San Francisco, California, City and County Airport Commission,
                                     International Airport Revenue Bonds, AMT, Second Series:
            AAA     Aaa       3,000    Issue 5, 6.50% due 5/01/2019 (c)                                               3,233
            AAA     Aaa       4,525    Issue 6, 6.60% due 5/01/2020 (a)                                               4,884
            AAA     Aaa       2,000    Issue 11, 6.25% due 5/01/2005 (c)(j)                                           2,218

            AA      Aa3       1,720  San Francisco, California, City and County Educational Facilities,
                                     GO (Community College), Series A, 5.75% due 6/15/2019                            1,902

            AAA     Aaa       4,715  San Francisco, California, City and County Redevelopment Agency, Lease
                                     Revenue Refunding Bonds (George R. Moscone Convention Center), 6.80%
                                     due 7/01/2019 (g)                                                                5,171

            AA      Aa3       1,310  San Francisco, California, City and County Zoo Facilities, GO, Series B,
                                     5.75% due 6/15/2019                                                              1,449

                                     San Joaquin Hills, California, Transportation Corridor Agency, Toll Road
                                     Revenue Refunding Bonds, Series A (i):
            AAA     Aaa       5,000    5.72%** due 1/15/2026                                                          1,459
            AAA     Aaa       4,590    5.25% due 1/15/2030                                                            4,699

            A       A2        3,100  San Jose, California, Redevelopment Agency, Tax Allocation Bonds (Merged Area
                                     Redevelopment Project), 5.25% due 8/01/2029                                      3,155

            AAA     Aaa       2,020  Santa Clara, California, Unified School District, GO, 5.50% due 7/01/2021 (c)    2,146

            NR*     Aaa       5,125  Santa Clara Valley, California, Water District, COP, Refunding, RIB,
                                     Series 411, 9.82% due 2/01/2024 (c)(k)                                           5,764

            AAA     Aaa       4,000  Santa Monica, California, Redevelopment Agency, Tax Allocation Bonds
                                     (Earthquake Recovery Redevelopment Project), 6% due 7/01/2029 (a)                4,362

            AAA     Aaa       2,340  Santa Monica-Malibu, California, Unified School District, GO, 5.585%**
                                     due 8/01/2023 (c)                                                                  775

            AAA     Aaa       2,000  Sequoia, California, Unified High School District, GO, 5.70% due
                                     7/01/2024 (g)                                                                    2,147

            AAA     Aaa       1,730  Shasta, California, Union High School District, GO, Refunding, 5.636%**
                                     due 8/01/2026 (c)                                                                  485

            AAA     Aaa       2,265  South Bayside, California, Waste Management Authority, Waste System
                                     Revenue Bonds, 5.75% due 3/01/2020 (a)                                           2,483

            AAA     NR*         440  Southern California Home Finance Authority, S/F Mortgage Revenue Bonds
                                     (Mortgage-Backed Securities Program), AMT, Series A, 6.75% due 9/01/2022 (f)       446

            AAA     Aaa       3,235  Taft, California, Public Financing Authority, Lease Revenue Bonds (Community
                                     Correctional Facility), Series A, 6.05% due 1/01/2017 (i)                        3,619

            A+      A1        1,310  Torrance, California, Hospital Revenue Refunding Bonds (Torrance Memorial
                                     Medical Center), Series A, 6% due 6/01/2022                                      1,381

            AA      Aa2       2,845  University of California, Multi-Purpose Revenue Bonds, Series K, 5.25%
                                     due 9/01/2024                                                                    2,915

            AAA     Aaa       5,000  Vista, California, Joint Powers Financing Authority, Lease Revenue
                                     Refunding Bonds, 5.625% due 5/01/2016 (i)                                        5,529

            AAA     Aaa       1,000  Vista, California, Unified School District, GO, Series A, 5% due
                                     8/01/2023 (g)                                                                    1,011


Puerto      AAA     Aaa       2,140  Puerto Rico Commonwealth Highway and Transportation Authority,
Rico--3.5%                           Highway Revenue Bonds, Series Y, 5.50% due 7/01/2026 (i)                         2,267

            AAA     Aaa       2,600  Puerto Rico Electric Power Authority, Power Revenue Bonds, Series X,
                                     5.50% due 7/01/2025 (i)                                                          2,733

            A-      Baa1      1,000  Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,
                                     Series U, 6% due 7/01/2014                                                       1,071

                                     Puerto Rico, Public Finance Corporation, Commonwealth Appropriation
                                     Revenue Bonds:
            AAA     Aaa       4,000    Series A, 5.375% due 8/01/2024 (i)                                             4,203
            BBB+    Baa3      1,000    Series E, 5.50% due 8/01/2029                                                  1,043


            Total Investments (Cost--$425,662)--140.3%                                                              452,352

            Other Assets Less Liabilities--3.1%                                                                      10,117

            Preferred Stock, at Redemption Value--(43.4%)                                                         (140,124)
                                                                                                                  ---------
            Net Assets Applicable to Common Stock--100.0%                                                         $ 322,345
                                                                                                                  =========

(a)AMBAC Insured.
(b)Escrowed to maturity.
(c)FGIC Insured.
(d)FHA Insured.
(e)FHLMC Collateralized.
(f)FNMA/GNMA Collateralized.
(g)FSA Insured.
(h)GNMA Collateralized.
(i)MBIA Insured.
(j)Prerefunded.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(l)XL Capital Insured.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Ratings of issues shown are unaudited.

See Notes to Financial Statements.



Quality Profile
(unaudited)


The quality ratings of securities in the Fund as of October 31, 2002 were as follows:


                                     Percent of
S&P Rating/Moody's Rating        Total Investments

AAA/Aaa                                 72.2%
AA/Aa                                   19.0
A/A                                      8.0
BBB/Baa                                  0.8



MuniYield California Fund, Inc., October 31, 2002


STATEMENT OF NET ASSETS

                    As of October 31, 2002
Assets:             Investments, at value (identified cost--$425,662,212)                                   $452,352,324
                    Receivables:
                      Interest                                                             $  8,673,451
                      Securities sold                                                         3,166,803       11,840,254
                                                                                           ------------
                    Prepaid expenses                                                                             175,257
                                                                                                            ------------
                    Total assets                                                                             464,367,835
                                                                                                            ------------

Liabilities:        Payables:
                      Custodian bank                                                          1,401,428
                      Dividends to shareholders                                                 218,493
                      Investment adviser                                                        204,601        1,824,522
                                                                                           ------------
                    Accrued expenses                                                                              74,608
                                                                                                            ------------
                    Total liabilities                                                                          1,899,130
                                                                                                            ------------

Preferred Stock:    Preferred Stock, at redemption value, par value $.10 per share
                    (2,400 Series A shares, 2,400 Series B shares and 800 Series C shares of AMPS* issued and outstanding at $25,000 per share
                    liquidation preference)                                                                  140,124,008
                                                                                                            ------------

Net Assets          Net assets applicable to Common Stock                                                   $322,344,697
Applicable                                                                                                  ============
To Common Stock:

Analysis of         Common Stock, par value $.10 per share (21,295,255 shares issued
Net Assets          and outstanding)                                                                        $  2,129,526
Applicable          Paid-in capital in excess of par                                                         299,957,928
to Common           Undistributed investment income--net                                   $  3,055,193
Stock:              Accumulated realized capital losses on investments--net                 (9,488,062)
                    Unrealized appreciation on investments--net                              26,690,112
                                                                                           ------------
                    Total accumulated earnings--net                                                           20,257,243
                                                                                                            ------------
                    Total--Equivalent to $15.14 net asset value per share of Common
                    Stock (market price--$14.46)                                                            $322,344,697
                                                                                                            ============

                    *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                    For the Year Ended October 31, 2002
Investment          Interest                                                                                $ 25,855,674
Income:

Expenses:           Investment advisory fees                                               $  2,290,612
                    Commission fees                                                             363,968
                    Accounting services                                                         163,855
                    Professional fees                                                            96,008
                    Transfer agent fees                                                          66,300
                    Printing and shareholder reports                                             40,947
                    Listing fees                                                                 28,293
                    Custodian fees                                                               28,182
                    Directors' fees and expenses                                                 26,174
                    Pricing fees                                                                 20,793
                    Other                                                                        27,977
                                                                                           ------------
                    Total expenses                                                                             3,153,109
                                                                                                            ------------
                    Investment income--net                                                                    22,702,565
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          4,745,197
Unrealized          Change in unrealized appreciation on investments--net                                    (6,145,783)
Gain (Loss) On                                                                                              ------------
Investments--Net:   Total realized and unrealized loss on investments--net                                   (1,400,586)
                                                                                                            ------------

Dividends &         Investment income--net                                                                   (2,462,128)
Distributions to    Realized gain on investments--net                                                           (14,632)
Preferred Stock                                                                                             ------------
Shareholders:       Total dividends and distributions to Preferred Stock
                    shareholders                                                                             (2,476,760)
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 18,825,219
                                                                                                            ============


                    See Notes to Financial Statements.



MuniYield California Fund, Inc., October 31, 2002


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               For the Year Ended
                                                                                                  October 31,
                       Increase (Decrease) in Net Assets:                                      2002            2001++
Operations:         Investment income--net                                                 $ 22,702,565     $ 21,792,542
                    Realized gain on investments--net                                         4,745,197        5,619,363
                    Change in unrealized appreciation on investments--net                   (6,145,783)       16,860,244
                    Dividends and distributions to Preferred Stock shareholders             (2,476,760)      (4,251,280)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     18,825,219       40,020,869
                                                                                           ------------     ------------

Dividends &         Investment income--net                                                 (20,592,555)     (18,000,449)
Distributions to    Realized gain on investments--net                                          (60,340)               --
Common Stock                                                                               ------------     ------------
Shareholders:       Net decrease in net assets resulting from dividends and
                    distributions to Common Stock shareholders                             (20,652,895)     (18,000,449)
                                                                                           ------------     ------------

Common Stock        Value of shares issued to Common Stock shareholders in
Transactions:       reinvestment of dividends and distributions                               1,648,690               --
                                                                                           ------------     ------------

Net Assets          Total increase (decrease) in net assets applicable to
Applicable to       Common Stock                                                              (178,986)       22,020,420
Common Stock:       Beginning of year                                                       322,523,683      300,503,263
                                                                                           ------------     ------------
                    End of year*                                                           $322,344,697     $322,523,683
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $  3,055,193     $  3,272,812
                                                                                           ============     ============

++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                            2002         2001       2000          1999        1998
Per Share           Net asset value, beginning of year           $  15.22   $  14.19     $  13.32    $  16.23      $  15.98
Operating                                                        --------   --------     --------    --------      --------
Performance:++++    Investment income--net                      1.07+++++       1.03         1.02        1.03          1.11
                    Realized and unrealized gain (loss)
                    on investments--net                             (.06)       1.05          .88      (2.25)           .39
                    Dividends and distributions to Preferred
                    Stock shareholders:
                      Investment income--net                        (.12)      (.20)        (.23)       (.14)         (.19)
                      Realized gain on investments--net             --+++         --           --       (.04)         (.05)
                      In excess of realized gain on
                      investments--net                                 --         --           --       (.05)            --
                                                                 --------   --------     --------    --------      --------
                    Total from investment operations                  .89       1.88         1.67      (1.45)          1.26
                                                                 --------   --------     --------    --------      --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                        (.97)      (.85)        (.80)       (.88)         (.92)
                      Realized gain on investments--net             --+++         --           --       (.24)         (.08)
                     In excess of realized gain on
                     investments--net                                 --         --           --       (.34)            --
                                                                 --------   --------     --------    --------      --------
                    Total dividends and distributions to
                    Common Stock shareholders                       (.97)      (.85)        (.80)      (1.46)        (1.00)
                                                                 --------   --------     --------    --------      --------
                    Capital charge resulting from issuance
                    of Common Stock                                    --         --           --          --         (.01)
                                                                 --------   --------     --------    --------      --------
                    Net asset value, end of year                 $  15.14   $  15.22     $  14.19    $  13.32      $  16.23
                                                                 ========   ========     ========    ========      ========
                    Market price per share, end of year          $  14.46   $  15.10     $13.0625    $ 12.625      $16.5625
                                                                 ========   ========     ========    ========      ========

Total Investment    Based on market price per share                 2.18%     22.71%       10.18%    (16.13%)         8.10%
Return:*                                                         ========   ========     ========    ========      ========
                    Based on net asset value per share              6.14%     13.85%       13.45%     (9.70%)        11.04%
                                                                 ========   ========     ========    ========      ========

Ratios Based on     Total expenses**                                 .99%      1.00%        1.02%        .98%          .93%
Average Net                                                      ========   ========     ========    ========      ========
Assets of           Total investment income--net**                  7.13%      7.00%        7.51%       6.86%         7.12%
Common Stock:                                                    ========   ========     ========    ========      ========
                    Amount of dividends to Preferred Stock
                    shareholders                                     .77%      1.37%        1.69%        .96%         1.21%
                                                                 ========   ========     ========    ========      ========
                    Investment income--net, to Common Stock
                    shareholders                                    6.36%      5.63%        5.82%       5.90%         5.91%
                                                                 ========   ========     ========    ========      ========

Ratios Based on     Total expenses                                   .69%       .69%         .69%        .68%          .65%
Average Net Assets                                               ========   ========     ========    ========      ========
Of Common &         Total investment income--net                    4.95%      4.83%        5.05%       4.77%         4.94%
Preferred Stock:**                                               ========   ========     ========    ========      ========

Ratios Based on     Dividends to Preferred Stock shareholders       1.76%      3.04%        3.47%       2.18%         2.82%
Average Net                                                      ========   ========     ========    ========      ========
Assets of
Preferred Stock:

Supplemental        Net assets applicable to Common Stock,
Data:               end of year (in thousands)                   $322,345   $322,524     $300,503    $282,114      $339,345
                                                                 ========   ========     ========    ========      ========
                    Preferred Stock outstanding, end of
                    year (in thousands)                          $140,000   $140,000     $140,000    $140,000      $140,000
                                                                 ========   ========     ========    ========      ========
                    Portfolio turnover                             49.87%     58.17%       93.01%     146.39%       136.88%
                                                                 ========   ========     ========    ========      ========

Leverage:           Asset coverage per $1,000                    $  3,302   $  3,304     $  3,146    $  3,015      $  3,424
                                                                 ========   ========     ========    ========      ========

Dividends           Series A--Investment income--net             $    607   $    802     $    865    $    527      $    729
Per Share                                                        ========   ========     ========    ========      ========
On Preferred        Series B--Investment income--net             $    322   $    721     $    875    $    546      $    693
Stock                                                            ========   ========     ========    ========      ========
Outstanding:++      Series C--Investment income--net             $    292   $    745     $    875    $    591      $    466
                                                                 ========   ========     ========    ========      ========



*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Stock shareholders.
++The Fund's Preferred Stock was issued on April 10, 1992 (Series A and B) and February 9, 1998 (Series C).
++++Certain prior year amounts have been reclassified to conform to current year presentation.
+++Amount is less than $.01 per share.
+++++Based on average shares outstanding.

See Notes to Financial Statements.



MuniYield California Fund, Inc., October 31, 2002



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield California Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $148,354 increase in cost of securities (which in return results in a corresponding $148,354 increase in undistributed net investment income and a corresponding $148,354 decrease in net unrealized appreciation), based on securities held by the Fund as of October 31, 2001.

The effect of this change for the year ended October 31, 2002, was to increase net investment income by $68,398, decrease net unrealized appreciation by $143,810 and decrease net realized capital gains by $72,942. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Change in financial statement classification for Auction
Market Preferred Stock ("AMPS")--In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statements of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $13,855 has been reclassified between undistributed net investment income and accumulated net realized capital losses. This reclassification has no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

For the year ended October 31, 2002, the Fund reimbursed FAM $19,853 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2002 were $223,576,327 and $221,232,975, respectively.

Net realized gains for the year ended October 31, 2002 and net unrealized gains as of October 31, 2002 were as follows:

                                     Realized        Unrealized
                                      Gains            Gains

Long-term investments             $  4,745,197      $26,690,112
                                  ------------      -----------
Total                             $  4,745,197      $26,690,112
                                  ============      ===========


As of October 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $26,833,922, of which $27,579,301 related to appreciated securities and $745,379 related to depreciated securities. The aggregate cost of investments at October 31, 2002 for Federal income tax purposes was $425,518,402.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common
Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 2002 increased by 110,780 as a result of dividend reinvestment and during the year ended October 31, 2001 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2002 were:
Series A, 2.40%; Series B, .85%; and Series C, 1.12%.

Shares issued and outstanding during the year ended October 31, 2002 and during the year ended October 31, 2001 remained constant.



MuniYield California Fund, Inc., October 31, 2002



NOTES TO FINANCIAL STATEMENTS (concluded)


The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, earned $91,342 as commissions.


5. Distributions to Shareholders:
On November 7, 2002, a tax-exempt income dividend of $.081000 was declared. The dividend was paid on November 27, 2002 to shareholders of record on November 14, 2002.

The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 was as follows:


                                    10/31/2002       10/31/2001

Distributions paid from:
   Tax-exempt income              $ 23,054,683     $ 22,251,729
   Ordinary income                      74,972               --
                                  ------------     ------------
Total distributions               $  3,129,655     $ 22,251,729
                                  ============     ============



As of October 31, 2002, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net               $  2,911,383
Undistributed ordinary income--net                       64,022
Undistributed long-term capital gains--net                   --
                                                   ------------
Total undistributed earnings--net                     2,975,405
Capital loss carryforward                          (7,985,889)*
Unrealized gains--net                              25,267,727**
                                                   ------------
Total accumulated earnings--net                    $ 20,257,243
                                                   ============

*On October 31, 2002, the Fund had a net capital loss carryforward of $7,985,889, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains. **The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed-income securities.



INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
MuniYield California Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniYield California Fund, Inc. as of October 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield California Fund, Inc. as of October 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
December 6, 2002



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield
California Fund, Inc. during its taxable year ended October 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:


                                        Payable        Ordinary
                                          Date           Income

Common Stock Shareholders                12/28/01      $0.002846

Preferred Stock Shareholders:
       Series A                          12/03/01      $2.76
       Series B                          12/20/01      $2.48
       Series C                          11/29/01      $2.57

Please retain this information for your records.



MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



MuniYield California Fund, Inc., October 31, 2002


OFFICERS AND DIRECTORS

                                                                                                         Number of      Other
                                                                                                       Portfolios in   Director-
                         Position(s)     Length                                                         Fund Complex    ships
                             Held       of Time                                                         Overseen by     Held by
Name       Address & Age  with Fund      Served     Principal Occupation(s) During Past 5 Years           Director      Director
Interested Director

Terry K.   P.O. Box 9011    President    1999 to      Chairman, Americas Region since 2001, and             117 Funds     None
Glenn*     Princeton, NJ    and          present      Executive Vice President since 1983 of Fund         162 Portfolios
           08543-9011       Director     and          Asset Management, L.P. ("FAM") and Merrill Lynch
           Age: 62                       1993 to      Investment Managers, L.P. ("MLIM"); President of
                                         present      Merrill Lynch Mutual Funds since 1999; President
                                                      of FAM Distributors, Inc. ("FAMD") since 1986
                                                      and Director thereof since 1991; Executive Vice
                                                      President and Director of Princeton Services, Inc.
                                                      ("Princeton Services") since 1993; President of
                                                      Princeton Administrators, L.P. since 1988; Director
                                                      of Financial Data Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



                                                                                                         Number of        Other
                                                                                                       Portfolios in    Director-
                         Position(s)     Length                                                         Fund Complex      ships
                             Held       of Time                                                         Overseen by      Held by
Name       Address & Age  with Fund      Served*    Principal Occupation(s) During Past 5 Years           Director       Director
Independent Directors

James H.   P.O. Box 9011    Director     1995 to      Director and Executive Vice President, The China   42 Funds      None
Bodurtha   Princeton, NJ                 present      Business Group, Inc. since 1996; Chairman of     61 Portfolios
           08543-9011                                 Berkshire Holding Corporation since 1980.
           Age: 58


Joe        P.O. Box 9011    Director     2002 to      Member of Committee on Investment of Employee      42 Funds      Kimco
Grills     Princeton, NJ                 present      Benefit Assets of the Association for Financial   61 Portfolios  Realty
           08543-9011                                 Professionals since 1986.
           Age: 67


Herbert    P.O. Box 9011    Director     1992 to      John M. Olin Professor of Humanities, New York     42 Funds      None
I. London  Princeton, NJ                 present      University since 1993.                            61 Portfolios
           08543-9011
           Age: 63


Andre F.   P.O. Box 9011    Director     1992 to      George Gund Professor of Finance and Banking,      42 Funds      None
Perold     Princeton, NJ                 present      Harvard Business School since 2000; Finance       61 Portfolios
           08543-9011                                 Area Chair since 1996.
           Age: 50


Roberta    P.O. Box 9011    Director     1999 to      Shareholder, Modrall, Sperling, Roehl, Harris &    42 Funds      Cooper's,
Cooper     Princeton, NJ                 present      Sisk, P.A. since 1993.                          61 Portfolios    Inc.;
Ramo       08543-9011                                                                                                  ECMC, Inc.
           Age: 60


Robert S.  P.O. Box 9011    Director     2002 to      Principal of STI Management since 1994; Director   42 Funds      None
Salomon,   Princeton, NJ                 present      of Rye Country Day School since 2001.           61 Portfolios
Jr.        08543-9011
           Age: 66


Melvin R.  P.O. Box 9011    Director     2002 to      Director, Silbanc Properties, Ltd. (real estate,   42 Funds      None
Seiden     Princeton, NJ                 present      investment and consulting) since 1987.          61 Portfolios
           08543-9011
           Age: 72


Stephen B. P.O. Box 9011    Director     2002 to      Chairman, Fernwood Advisors since 1996.            42 Funds    Internation-
Swensrud   Princeton, NJ                 present                                                      61 Portfolios  al Mobile
           08543-9011                                                                                                Communi-
           Age: 69                                                                                                   cations,
                                                                                                                     Inc.


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



                          Position(s)    Length
                             Held       of Time
Name       Address & Age  with Fund     Served*       Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C.  P.O. Box 9011    Vice         1993 to      First Vice President of FAM and MLIM since 1997 and Treasurer thereof
Burke      Princeton, NJ    President    present      since 1999; Senior Vice President and Treasurer of Princeton
           08543-9011       and          and          Services since 1999; Vice President of FAMD since 1999; Vice
           Age: 42          Treasurer    1999 to      President of FAM and MLIM from 1990 to 1997; Director of
                                         present      MLIM Taxation since 1990.


Kenneth    P.O. Box 9011    Senior Vice  2002 to      Managing Director of FAM and MLIM since 1997.
A. Jacob   Princeton, NJ    President    present
           08543-9011
           Age: 51


John M.    P.O. Box 9011    Senior Vice  2002 to      Managing Director of FAM and MLIM since 2000 and First Vice President
Loffredo   Princeton, NJ    President    present      from 1997 to 2000.
           08543-9011
           Age: 38


Walter C.  P.O. Box 9011    Vice         1995 to      Director of MLIM since 1997; Vice President of MLIM from 1993 to 1997.
O'Connor   Princeton, NJ    President    present
           08543-9011
           Age: 40


Alice A.   P.O. Box 9011    Secretary    1999 to      Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM
Pellegrino Princeton, NJ                 present      from 1999 to 2002; Attorney associated with MLIM since 1997; Associate
           08543-9011                                 with Kirkpatrick & Lockhart LLP from 1992 to 1997.
           Age: 42


*Officers of the Fund serve at the pleasure of the Board of Directors.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol
MYC